PIONEER SHORT-TERM INCOME TRUST

DEAR FELLOW SHAREOWNERS,

Pioneer Short-Term Income Trust completed its fourth fiscal year on November 30, 1995. The bond market generally was strong during the 12-month period, thanks to low inflation, falling interest rates and modest economic growth. After the difficulties of 1994, bond investors enthusiastically welcomed the much-improved conditions and higher bond prices that 1995 brought.

                           How Your Fund Performed

We are pleased to report the following results for Pioneer Short-Term Income Trust for the 12 months ended November 30, 1995. For additional performance information, turn to pages 4 and 5.

(bullet) Class A shares -- The Fund paid daily dividends totaling $0.261 per share. The Fund's 30-day yield was 5.58% as of November 30, 1995.(1) Net asset value stood at $3.84 per share, versus $3.75 one year earlier, a gain of 2.40%. For shareowners who reinvested distributions at net asset value, the Fund's total return was 9.64% based on net asset value, and 6.79% based on maximum public offering price.

(bullet) Class B shares -- The Fund paid daily dividends totaling $0.226 per share. The Fund's 30-day yield was 4.90% as of November 30, 1995.(1) Net asset value stood at $3.85 per share, versus $3.75 one year earlier, a gain of 2.67%. For shareowners who reinvested distributions, the Fund's total return was 8.93% assuming shares were held throughout the period, and 6.93% assuming shares were redeemed.

              Favorable Economic Environment for Bond Investors

Continued low inflation and expectations of a slowing economy revived U.S. bond prices over the past year. The market bounced back from 1994, when the Federal Reserve's (the Fed's) series of interest rate hikes, aimed at keeping inflation and the economy under control, sent bond prices into a severe decline. Moving into 1995, however, the Fed's fiscal policy proved successful; a number of important economic indicators pointed to a slower-growing economy, and inflation remained benign. When the Fed raised the federal funds rate to 6.0% in February, investors viewed the action positively, relieved to see further proof of the Fed's intent to keep inflation at favorable levels. Later, as mixed signals about the economy's strength surfaced, the Fed stepped in and lowered the federal funds rate to 5.75% on July 6. This action, too, was viewed optimistically by investors and contributed to strong bond prices and lower interest rates.

As long-term interest rates declined during the course of the year, short-term securities like those in which your Fund invests provided investors with highly competitive yields. While short-term bonds did not experience the same price appreciation that longer-term securities did in 1995, they continued to offer investors a comparable level of income and a relatively high level of stability (because of lower sensitivity to interest rate swings). The chart on the following page shows how the difference between yields offered by short- and longer-term securities decreased as the year progressed.

(1) Yield is based on a standard formula prescribed by the Securities and Exchange Commission. The Fund's investment adviser, Pioneering Management Corporation, currently is reducing its management fee and certain other expenses, otherwise returns would have been lower and the yield for Class A shares and Class B shares would have been 5.25% and 4.61%, respectively.

                    Yields on Selected Treasury Securities
                (November 30, 1994, versus November 30, 1995)

===============================================================================
[graphic]

MATURITY            11/30/94            11/3/95

3 Months            5.71%               5.48%
6 Months            6.23%               5.45%
1 Year              6.88%               5.35%
2 Years             7.40%               5.35%
3 Years             7.61%               5.40%
5 Years             7.79%               5.52%
10 Years            7.90%               5.75%
30 Years            8.00%               6.13%
===============================================================================

                   Pursuing Income and Capital Preservation

Pioneer Short-Term Income Trust invests only in short-term, high-quality securities, with a special concentration on the highest-quality (AAA) rating. All holdings in the Fund have an effective maturity of five years or less, and your management looks to keep the portfolio's average maturity under three years. Over the 12-month period, we increased the Fund's weighting in U.S. government and agency securities to 82% of the portfolio, up from 68% one year ago. Your Fund continues to hold a sizable position in collateralized mortgage obligations (CMOs), issued by the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). These investments added nicely to your Fund's income stream and total return over the year. Our focus remains on CMOs that pass stringent tests for quality and other characteristics, and that have well-defined agency collateral and maturity constraints.

Corporate securities continue to make up only a small portion of your Fund's portfolio. Given the restrictive position taken by the Fed last year, your management has been reluctant to invest in companies with the potential to experience lower earnings. One notable exception has been the financial sector, an industry that has benefited from lower interest rates, as well as the group's trend toward consolidation. Your management looks for securities we think not only should perform well if the economy slows, but that also exhibit the potential for a credit upgrade by one of the major rating agencies. Holdings in the portfolio include General Motors Acceptance Corp., Transamerica Financial and Sears Credit. Of course, until we see more clear-cut signs of the economy's direction, your Fund's largest weighting will remain in government and agency securities.

                              Portfolio Quality
                          (as of November 30, 1995)

===============================================================================
[pie chart]

Treasury/Agency     82%
AAA                  7%
AA                   1%
A                    9%
BBB                  1%
===============================================================================

As of November 30, 1995, the portfolio's average life was 1.95 years, not too far from its 1.66 years average life one year ago. As mentioned, short-term issues currently offer extremely competitive yields, in addition to their inherent stability. Your management kept the majority of the Fund's holdings in this range, adding to issues with one-to-three years to maturity. We virtually eliminated the portfolio's commercial paper position, which stood at 18% one year ago. While commercial paper provides stability, it adds relatively little to the Fund's income stream. We expect these cash equivalents will remain unattractive moving forward, particularly if the Fed lowers short-term interest rates and investors can turn to higher- yielding securities with little added risk. Finally, we continued to keep a solid footing in three-to-five year investments, most of which we acquired at very attractive prices. We think the Fund's average life -- and high quality -- should continue to provide a steady income stream and share price.

                         Effective Portfolio Maturity
                          (as of November 30, 1995)

===============================================================================
[pie chart]

Less than 1 Year 30%
1-3 Years        50%
3-5 Years        20%
===============================================================================

                                Looking Ahead

Moving into your Fund's fifth fiscal year, we expect the bond market will remain strong, particularly if the Fed lowers short-term interest rates. We also think prices of short-term securities should benefit most in terms of higher prices if and when the Fed intervenes next -- they have not yet appreciated to the extent that long-term bonds have over the past year. In addition, factors such as the national deficit should not affect the value of short-term securities to any great extent, nor should the past year's huge stock market run-up. In fact, investors who exit the stock market often move to high-quality, short-term bonds, which tends to increase both demand and the prices of these investments. Money markets currently are not offering comparable yields, leading us to think investors will turn to more competitive short-term vehicles, such as your Fund.

Naturally, your management will closely watch events that may affect the overall bond market, including changes in interest rates, economic indicators and the strength of the U.S. dollar. We think your Fund's conservative positioning should minimize the effects of these events, while working to maintain and increase the Fund's income stream and net asset value. We remain confident our strategy will continue to offer shareowners solid performance and a high level of comfort.

The following pages show the Fund's audited portfolio and financial statements as of November 30, 1995. If you have any questions about your investment in Pioneer Short-Term Income Trust, please contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.
John F. Cogan, Jr.
Chairman and President,
Pioneer Short-Term Income Trust

January 10, 1996

                        Growth of a $10,000 Investment*

This chart shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust Class A shares at public offering price on August 10, 1992, compared to the growth of the Merrill Lynch 1-3 Year Government Bond Index.

===============================================================================
[graphic]

PIONEER SHORT-TERM INCOME TRUST CLASS A:
Average Annual Total Returns
(as of November 30, 1995)

                                        Life of Fund
                    1 Year    3 Years   (8/10/92)
Net Asset Value     9.64%     5.34%     5.08%
Offering Price*     6.79      4.47      4.30


                              Pioneer Short-Term       Merrill Lynch 1-3 Year
                              Income Trust Class A     Government Bond Index
8/10/92                        9750                    10000
                               9779                    10024
11/30/92                       9833                    10045
                              10091                    10332
5/31/93                       10229                    10401
                              10387                    10591
11/30/93                      10450                    10649
                              10513                    10690
5/31/94                       10492                    10614
                              10544                    10771
11/30/94                      10483                    10730
                              10782                    11049
5/31/95                       11149                    11406
                              11286                    11584
11/30/95                      11493                    11841
===============================================================================

The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value. Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                        Growth of a $10,000 Investment*

This chart shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust Class B shares at public offering price on April 4, 1994, compared to the growth of the Merrill Lynch 1-3 Year Government Bond Index.

===============================================================================
[graphic]

PIONEER SHORT-TERM INCOME TRUST CLASS B:
Average Annual Total Returns
(as of November 30, 1995)

                         Life of Fund
               1 Year    (4/4/94)
If Held        8.93%     5.13%
If Redeemed*   6.93      3.97

               Pioneer Short-Term       Merrill Lynch 1-3 Year
               Income Trust Class B     Government Bond Index
4/4/94         10000                    10000
               10015                    10023
5/31/94        10001                    10037
               10014                    10067
               10052                    10152
8/31/94        10042                    10185
               10037                    10166
               10031                    10190
11/30/94        9976                    10146
                9974                    10165
               10105                    10306
2/28/95        10236                    10448
               10315                    10508
               10366                    10601
5/31/95        10554                    10786
               10579                    10844
               10607                    10889
8/31/95        10659                    10954
               10709                    11008
               10788                    11100
11/30/95       10470                    11197
===============================================================================

The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

* Reflects deduction of the maximum 2.0% contingent deferred sales charge at the end of the period and assumes reinvestment of all distributions.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER SHORT-TERM INCOME TRUST

SCHEDULE OF INVESTMENTS
November 30, 1995


 Principal
   Amount                                                                                               Value
-----------   -----------  ------------------------------------------------------------------------- ------------
                           INVESTMENT IN SECURITIES--100.0%(+)
                           U.S. Government and Agency Obligations--82.4%
$  500,000                 Aid-Israel, 7.75%, 1999                                                   $   532,500
 1,000,000                 Federal Home Loan Bank, 7.0%, 2000                                          1,006,660
   500,000                 Federal Home Loan Bank, 7.55%, 1997                                           518,595
   900,000                 Federal Home Loan Bank, 8.0%, 1999                                            903,807
   500,000                 Federal Home Loan Bank, 8.125%, 2000                                          513,685
 1,000,000                 Federal Home Loan Bank, 8.25%, 2000                                         1,003,560
   400,000                 Federal Home Loan Bank, 8.26%, 1999                                           408,832
   250,000                 Federal Home Loan Bank, Step Up Note, 7.0%, 1998                              250,450
   300,000                 Federal Home Loan Mortgage Corp., 7.51%, 2000                                 313,278
   500,000                 Federal Home Loan Mortgage Corp., 7.645%, 2000                                523,860
   500,000                 Federal Home Loan Mortgage Corp., 7.726%, 2000                                510,640
   500,000                 Federal Home Loan Mortgage Corp., 7.84%, 2000                                 503,560
   250,000                 Federal Home Loan Mortgage Corp., 7.91%, 1997                                 250,000
   500,000                 Federal Home Loan Mortgage Corp., Global Notes, 6.93%, 2000                   509,005
   799,888                 Federal Home Loan Mortgage Corp., REMIC Series 1579PN, 6.45%, 2022            800,728
   502,992                 Federal Home Loan Mortgage Corp., REMIC Series 1564J, 6.5%, 2008              507,131
   149,941                 Federal Home Loan Mortgage Corp., REMIC Series 1039G, 6.5%, 2019              149,693
   458,527                 Federal Home Loan Mortgage Corp., REMIC Series 1590K, 6.5%, 2023              459,151
   500,000                 Federal Home Loan Mortgage Corp., REMIC Series 1358F, 6.75%, 2019             502,075
   380,755                 Federal Home Loan Mortgage Corp., REMIC Series 1319E, 7.0%, 2004              382,275
   211,225                 Federal Home Loan Mortgage Corp., REMIC Series 1164F, 7.0%, 2005              211,916
   113,397                 Federal Home Loan Mortgage Corp., REMIC Series 1072F, 7.0%, 2005              113,351
   730,355                 Federal Home Loan Mortgage Corp., REMIC Series 1457E, 7.0%, 2007              732,254
   928,726                 Federal Home Loan Mortgage Corp., REMIC Series 1278F, 7.0%, 2020              930,992
   300,000                 Federal Home Loan Mortgage Corp., REMIC Series 1238G, 7.25%, 2006             304,443
   559,718                 Federal Home Loan Mortgage Corp., REMIC Series 1292E, 7.35%, 2003             560,899
 1,000,000                 Federal Home Loan Mortgage Corp., REMIC Series 1243H, 7.5%, 2004            1,019,150
 1,000,000                 Federal Home Loan Mortgage Corp., REMIC Series 1262F, 7.5%, 2015            1,017,510
   560,201                 Federal Home Loan Mortgage Corp., REMIC Series 1311E, 7.5%, 2016              560,145
   500,000                 Federal Home Loan Mortgage Corp., REMIC Series 1255DC, 7.5%, 2017             500,450
   500,000                 Federal Home Loan Mortgage Corp., REMIC Series 1311F, 7.5%, 2018              505,310
   374,002                 Federal Home Loan Mortgage Corp., REMIC Series 1264F, 7.75%, 2019             378,000
 1,000,000                 Federal Home Loan Mortgage Corp., REMIC Series 1145G, 8.0%, 2006            1,037,700
   500,000                 Federal Home Loan Mortgage Corp., REMIC Series 1281F, 8.0%, 2018              516,745
 1,100,000                 Federal Home Loan Mortgage Corp., REMIC Series 186D, 8.0%, 2019             1,114,509
   316,190                 Federal Home Loan Mortgage Corp., REMIC Series 1143H, 8.0%, 2019              318,432

   The accompanying notes are an integral part of these financial statements.

                                       6

PIONEER SHORT-TERM INCOME TRUST

SCHEDULE OF INVESTMENTS
November 30, 1995 (continued)

 Principal
   Amount                                                                                               Value
-----------   -----------  ------------------------------------------------------------------------- ------------
$  797,849                 Federal Home Loan Mortgage Corp., REMIC Series 189C, 8.0%, 2021           $   817,692
   469,441                 Federal Home Loan Mortgage Corp., REMIC Series 82C, 8.9%, 2019                477,553
   235,000                 Federal National Mortgage Association, 7.85%, 1998                            248,012
 1,000,000                 Federal National Mortgage Association, Global Notes, 6.85%, 2000            1,021,420
   500,000                 Federal National Mortgage Association, Medium Term Note, 6.64%, 2000          509,935
   500,000                 Federal National Mortgage Association, Medium Term Note, 6.81%, 2000          511,065
 1,050,000                 Federal National Mortgage Association, Medium Term Note, 7.11%, 2000        1,082,382
   500,000                 Federal National Mortgage Association, Medium Term Note, 7.26%, 1999          511,025
   585,000                 Federal National Mortgage Association, Medium Term Note, 7.26%, 2000          605,703
 1,000,000                 Federal National Mortgage Association, Medium Term Note, 7.3%, 2000         1,034,070
 1,000,000                 Federal National Mortgage Association, Medium Term Note, 8.01%, 1999        1,003,830
   500,000                 Federal National Mortgage Association, Medium Term Note, 8.16%, 2000          514,105
   500,000                 Federal National Mortgage Association, REMIC Series 1993-23PJ, 6.7%,
                           2019                                                                          504,655
 1,000,000                 Federal National Mortgage Association, REMIC Series 1992-110G, 7.0%,
                           2005                                                                        1,012,800
   555,000                 Federal National Mortgage Association, REMIC Series 1992-16G, 7.0%, 2017      558,474
   432,164                 Federal National Mortgage Association, REMIC Series 1992-131E, 7.0%,
                           2017                                                                          431,770
   268,984                 Federal National Mortgage Association, REMIC Series 1992-64M, 7.0%, 2022      273,035
   500,000                 Federal National Mortgage Association, REMIC Series 1992-145J, 7.15%,
                           2003                                                                          518,900
 1,000,000                 Federal National Mortgage Association, REMIC Series 1992-131G, 7.25%,
                           2019                                                                        1,012,310
   500,000                 Federal National Mortgage Association, REMIC Series 1992-84G, 7.5%, 2014      507,870
   965,796                 Federal National Mortgage Association, REMIC Series 1988-26C, 7.5%, 2018      981,761
   392,570                 Federal National Mortgage Association, REMIC Series 1992-43B, 7.5%, 2018      393,967
   398,901                 Federal National Mortgage Association, REMIC Series 1990-48G, 7.95%,
                           2019                                                                          404,609
   968,492                 Federal National Mortgage Association, REMIC Series 1991-74J, 7.95%,
                           2020                                                                          978,293
   500,000                 Federal National Mortgage Association, REMIC Series 1992-97DB, 8.0%,
                           1999                                                                          523,335
   144,636                 Federal National Mortgage Association, REMIC Series 1992-77G, 8.0%, 2021      147,501
   211,192                 Federal National Mortgage Association, REMIC Series 1991-107M, 8.5%,
                           2002                                                                          211,342
   581,021                 Federal National Mortgage Association, REMIC Series 1990-8E, 8.5%, 2018       591,805
   350,179                 Federal National Mortgage Association, REMIC Series 1989-87G, 8.75%,
                           2018                                                                          353,005
   750,000                 Federal National Mortgage Association, REMIC Series 1991-103HB, 8.75%,
                           2020                                                                          767,753
   500,000                 Federal Farm Credit Bank, Medium Term Note, 7.79%, 1997                       522,075
   300,000                 Student Loan Marketing Association, Global Notes, 7.0%, 1998                  309,195
   500,000                 Student Loan Marketing Association, Medium Term Note, 8.29%, 1997             500,720
   500,000                 Tennessee Valley Authority, 7.625%, 1999                                      506,250
 1,000,000                 Tennessee Valley Authority, 8.375%, 1999                                    1,087,500
 1,285,000                 U.S. Treasury Notes, 7.5%, 1997                                             1,314,966
 2,935,000                 U.S. Treasury Notes, 8.125%, 1998                                           3,097,540
                                                                                                       ----------
                           Total (Cost $45,938,717)                                                  $46,219,514
                                                                                                       ----------

   The accompanying notes are an integral part of these financial statements.

PIONEER SHORT-TERM INCOME TRUST

SCHEDULE OF INVESTMENTS
November 30, 1995 (continued)

             S&P/Moody's
 Principal     Ratings
   Amount    (unaudited)                                                                         Value
-----------   -----------  ------------------------------------------------------------------ -------------
                           Financials--11.2%
$  500,000    AA-/Aa3      Associates Corp. N.A., 8.125%, 1998                                $    523,125
   250,000    BBB+/Baa1    Discover Credit Corp., Medium Term Note, 7.77%, 1997                    256,875
   500,000    A+/A1        Ford Motor Credit Co., 6.85%, 2000                                      515,625
   700,000    AAA/Aaa      General Electric Company, 7.875%, 1996                                  706,125
   250,000    A-/A3        General Motors Acceptance Corp., Deb., 8.0%, 1996                       254,258
   500,000    A-/A3        General Motors Acceptance Corp., Deb., 8.25%, 1996                      507,670
   350,000    A-/A3        General Motors Acceptance Corp., Medium Term Note, 7.4%, 1997           357,875
   500,000    A-/A3        General Motors Acceptance Corp., Medium Term Note, 7.9%, 1997           514,375
   100,000    A+/A2        International Lease Finance Corp., Deb., 7.9%, 1996                     101,681
 1,000,000    BBB/A2       Sears Medium Term Note, 8.0%, 1996                                    1,017,500
   500,000    A/A3         Transamerica Financial, 6.75%, 2000                                     511,875
 1,000,000    A/A2         Xerox Corp., Medium Term Note, 7.13%, 1999                            1,035,000
                                                                                                -----------
                           Total (Cost $6,257,868)                                            $  6,301,984
                                                                                                -----------
                           Asset Backed Securities--5.5%
   550,000    AAA/Aaa      Chase Manhattan Credit Card Master Trust, Series 1992-1A, 7.4%,
                           2000                                                               $    564,795
   500,000    AAA/Aaa      MBNA Master Credit Card Trust, Series 1995-DA, 6.05%, 2002              504,040
   500,000    AAA/Aaa      Nationsbank Credit Card Master Trust, Series 1995-1A, 6.45%, 2003       512,690
   750,000    AAA/Aaa      Premier Auto Trust, 7.2%, 1999                                          777,653
   500,000    AAA/Aaa      Sears Credit Account Master Trust, Series 1994-1A, 7.0%, 2004           519,925
   200,000    AAA/Aaa      Sears Credit Account Trust, Series 1991-D, 7.75%, 1998                  203,434
                                                                                                -----------
                           Total (Cost $3,031,197)                                            $  3,082,537
                                                                                                -----------
                           Industrials--0.9%
   500,000    BBB/Baa2     Comdisco Inc., 6.5%, 2000                                          $    503,125
                                                                                                -----------
                           Total (Cost $496,495)                                              $    503,125
                                                                                                -----------
                           TOTAL INVESTMENT IN SECURITIES (Cost $55,724,277) ((a)) ((b))      $ 56,107,160
                                                                                                -----------
(+)   The period of time that the Trust expects to receive all scheduled principal payments may be shorter than the stated maturity of the obligations.
((a)) At November 30, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $55,725,437 was as follows:
      Aggregate gross unrealized gain for all investments in which there is an excess
      of value over tax cost                                                                  $    644,977
      Aggregate gross unrealized loss for all investments in which there is an excess
      of tax cost over value                                                                      (263,254)
                                                                                                -----------
      Net unrealized gain                                                                     $    381,723
                                                                                                ===========
((b)) At November 30, 1995, the Fund had a net capital loss carryforward of $2,801,943 which will expire between 2000 and 2003 if not utilized.

Purchases and sales of securities (excluding temporary
cash investments) for the year ended November 30, 1995
were as follows:
                              Purchases        Sales
                             -----------    -----------
Long-term U.S. Government   $60,550,028    $57,705,146
Other Long-term Securities    4,235,670      4,276,516

   The accompanying notes are an integral part of these financial statements.

PIONEER SHORT-TERM INCOME TRUST

BALANCE SHEET
November 30, 1995

Assets:
Investment in securities, at value (cost $55,724,277; see
  Schedule of Investments and Note 1)                            $56,107,160
Cash                                                                 132,446
Receivables --
 Interest                                                            680,289
 Trust shares sold                                                    75,220
Other                                                                  2,177
                                                                  -----------
    Total assets                                                 $56,997,292
                                                                  -----------
Liabilities:
Payables --
 Trust shares repurchased                                        $    50,358
 Dividends                                                            77,768
Due to affiliates (Notes 2, 3 and 4)                                  37,015
Accrued expenses                                                      48,409
                                                                  -----------
    Total liabilities                                            $   213,550
                                                                  -----------
Net Assets:
Paid-in capital (Note 1)                                         $59,192,702
Accumulated undistributed net investment income (Note 1)              16,107
Accumulated net realized loss on investments (Note 1)             (2,807,950)
Net unrealized gain on investments (Note 1)                          382,883
                                                                  -----------
    Total net assets                                             $56,783,742
                                                                  ===========
Net Asset Value Per Share:
Class A -- (based on $53,859,998/14,008,266 shares of
  beneficial interest outstanding--
  unlimited number of shares authorized)                               $3.84
                                                                  ===========
Class B -- (based on $2,923,744/759,882 shares of beneficial interest outstanding--
  unlimited number of shares authorized)                               $3.85
                                                                  ===========
Maximum Offering Price:
Class A                                                                $3.94
                                                                  ===========

  The accompanying notes are an integral part of these financial statements.

PIONEER SHORT-TERM INCOME TRUST

STATEMENT OF OPERATIONS
For the Year Ended November 30, 1995

Investment Income (Note 1):
 Interest                                                        $4,246,756
                                                                  -----------
Expenses:
 Management fees (Note 2)                                        $  291,294
 Distribution fees (Note 4)
  Class A                                                           138,238
  Class B                                                            30,305
 Transfer agent fees (Note 3)
  Class A                                                           102,445
  Class B                                                             6,552
 Registration fees                                                   66,791
 Professional fees                                                   49,380
 Accounting (Note 2)                                                 86,621
 Custodian fees                                                      10,849
 Printing                                                            15,858
 Fees and expenses of nonaffiliated trustees                          5,714
 Miscellaneous                                                       21,928
                                                                  -----------
   Total expenses                                                $  825,975
  Less fees paid indirectly (Note 5)                                 (9,059)
  Less management fees waived and expenses assumed by
   Pioneering Management Corporation (Note 2)                      (299,597)
                                                                  -----------
  Net expenses                                                   $  517,319
                                                                  -----------
   Net investment income                                         $3,729,437
                                                                  -----------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on investments (Note 1)                       $ (804,710)
 Change in net unrealized gain on investments                     2,442,228
                                                                  -----------
  Net gain on investments                                        $1,637,518
                                                                  -----------
  Net increase in net assets resulting from operations           $5,366,955
                                                                  ===========

  The accompanying notes are an integral part of these financial statements.

PIONEER SHORT-TERM INCOME TRUST

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended November 30, 1995 and 1994

                                                                    Year            Year
                                                                    Ended          Ended
                                                                November 30,    November 30,
                                                                    1995            1994
                                                                 ------------- --------------
From Operations:
 Net investment income                                          $  3,729,437    $  3,964,967
 Net realized loss on investments                                   (804,710)     (1,803,756)
 Change in net unrealized gain (loss) on investments               2,442,228      (1,932,913)
                                                                 ------------    ------------
  Net increase in net assets resulting from operations          $  5,366,955    $    228,298
                                                                 ------------    ------------
Distributions to Shareholders From:
 Net investment income
  Class A ($0.26 and $0.21 per share, respectively)             $ (3,791,748)   $ (3,671,419)
  Class B ($0.23 and $0.13 per share, respectively)                 (178,555)        (36,575)
                                                                 ------------    ------------
  Decrease in net assets resulting from distributions to
   shareholders                                                 $ (3,970,303)   $ (3,707,994)
                                                                 ------------    ------------
From Trust Share Transactions:
 Net proceeds from sale of shares                               $ 30,760,993    $ 55,646,719
 Net asset value of shares issued to shareholders in
  reinvestment of dividends                                        2,969,805       2,593,227
 Cost of shares repurchased                                      (40,613,691)    (49,972,576)
                                                                 ------------    ------------
   Increase (decrease) in net assets resulting from trust
    share transactions                                          $ (6,882,893)   $  8,267,370
                                                                 ------------    ------------
   Net increase (decrease) in net assets                        $ (5,486,241)   $  4,787,674
Net Assets:
 Beginning of year                                                62,269,983      57,482,309
                                                                 ------------    ------------
 End of year (including accumulated undistributed net
  investment income of $16,107 and  $256,973 respectively)      $ 56,783,742    $ 62,269,983
                                                                 ============    ============

                                                      Year Ended                    Year Ended
                                                  November 30, 1995             November 30, 1994
                                              --------------------------- -----------------------------
                                                Shares        Amount         Shares          Amount
                                              ------------  -------------  ------------- --------------
CLASS A
 Shares sold                                   4,746,546    $ 18,022,565    13,039,685    $ 50,866,270
 Shares issued to shareholders in
  reinvestment of distributions                  743,271       2,831,308       707,412       2,563,580
 Less shares repurchased                      (7,218,106)    (27,401,015)  (12,550,437)    (48,392,130)
                                               -----------   ------------   ------------    ------------
 Net increase (decrease)                      (1,728,289)   $ (6,547,142)    1,196,660    $  5,037,720
                                               ===========   ============   ============    ============
CLASS B*
 Shares sold                                   3,354,078    $ 12,738,428     1,254,765    $  4,780,449
 Shares issued to shareholders in
  reinvestment of distributions                   36,365         138,497         7,815          29,647
 Less shares repurchased                      (3,478,134)    (13,212,676)     (415,007)     (1,580,446)
                                               -----------   ------------   ------------    ------------
 Net increase (decrease)                         (87,691)   $    (335,751)     847,573    $  3,229,650
                                               ===========   ============   ============    ============

*Class B shares were first publicly offered on April 4, 1994.

  The accompanying notes are an integral part of these financial statements.

PIONEER SHORT-TERM INCOME TRUST

FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding for the Periods Presented

                                                                                            August 10,
                                                                                               1992
                                                   For the Years Ended November 30,             to
                                              -------------------------------------------  November 30,
                                                  1995         1994(+)          1993           1992
                                              -------------  -------------  ------------- --------------
CLASS A
Net asset value, beginning of period            $   3.75       $   3.95       $   3.95        $   4.00
                                               ------------   ------------   ------------    ------------
Increase (decrease) from investment
  operations:
 Net investment income                          $   0.25       $   0.22       $   0.24        $   0.08
 Net realized and unrealized gain (loss) on
  investments                                       0.10          (0.21)          --             (0.05)
                                               ------------   ------------   ------------    ------------
  Total increase from investment operations     $   0.35       $   0.01       $   0.24        $   0.03
Distributions to shareholders from net
  investment income                                (0.26)         (0.21)         (0.24)          (0.08)
                                               ------------   ------------   ------------    ------------
Net increase (decrease) in net asset value      $   0.09       $  (0.20)      $    --         $  (0.05)
                                               ------------   ------------   ------------    ------------
Net asset value, end of period                  $   3.84       $   3.75       $   3.95        $   3.95
                                               ============   ============   ============    ============

Total return*                                       9.64%          0.32%          6.28%           0.79%
Ratio of net operating expenses to average
  net assets                                        0.86%(++)      0.85%          0.66%           0.50%**
Ratio of net investment income to average
  net assets                                        6.43%(++)      5.89%          5.80%           5.93%**
Portfolio turnover rate                           109.60%        144.17%         83.25%         146.45%**
Net assets, end of period (in thousands)        $ 53,860       $ 59,088       $ 57,482        $ 15,588
Ratios assuming no waiver of management
  fees and assumption of expenses by PMC and
  no reduction for fees paid indirectly:
Net operating expenses                              1.38%          1.20%          1.33%           3.40%**
Net investment income                               5.92%          5.54%          5.13%           3.03%**
Ratios assuming waiver of management fees
  and assumption of expenses by PMC and
  reduction for fees paid indirectly:
 Net operating expenses                             0.85%           --             --               --
 Net investment income                              6.44%           --             --               --

+ The per share data presented above is based upon average shares outstanding for the period presented.

++ Ratios assuming no reduction for fees paid indirectly.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

  The accompanying notes are an integral part of these financial statements.

PIONEER SHORT-TERM INCOME TRUST

FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding for the Periods Presented (continued)

                                                                                     April 4, 1994
                                                             For the Year Ended            to
                                                             November 30, 1995    November 30, 1994(+)
                                                             -----------------------------------------
CLASS B
Net asset value, beginning of period                              $  3.75               $  3.89
                                                              ------------------   -------------------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.22               $  0.15
 Net realized and unrealized gain (loss) on investments              0.11                 (0.16)
                                                              ------------------   -------------------
  Total gain (loss) from investment operations                    $  0.33               $ (0.01)
Distributions to shareholders from net investment income            (0.23)                (0.13)
                                                              ------------------   -------------------
Net increase (decrease) in net asset value                        $  0.10               $ (0.14)
                                                              ------------------   -------------------
Net asset value, end of period                                    $  3.85               $  3.75
                                                              ==================   ===================
Total return*                                                        8.93%                (0.24%)
Ratio of net operating expenses to average net assets                1.63%(++)             1.41%**
Ratio of net investment income to average net assets                 5.61%(++)             6.05%**
Portfolio turnover rate                                            109.60%               144.17%
Net assets, end of period (in thousands)                          $ 2,924               $ 3,182
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for fees
  paid indirectly:
 Net operating expenses                                              2.17%                 1.82%**
 Net investment income                                               5.08%                 5.64%**
Ratios assuming waiver of management fees and assumption
  of expenses by PMC and reduction for fees paid
  indirectly:
 Net operating expenses                                              1.60%                  --
 Net investment income                                               5.64%                  --

+ The per share data presented above is based upon average shares outstanding for the period presented.

++ Ratios assuming no reduction for fees paid indirectly.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

  The accompanying notes are an integral part of these financial statements.

PIONEER SHORT-TERM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS
November 30, 1995

1. Pioneer Short-Term Income Trust (the Trust) is a Massachusetts business trust, registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to seek a high level of current income consistent with a relatively high level of principal stability.

   The Board of Trustees has authorized the issuance of two share classes of the Trust, designated as Class A and Class B shares. Class B shares were first publicly offered on April 4, 1994. Shares issued and outstanding prior to April 4, 1994 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by shareholders of Class A and Class B.

   The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry.

   A. Security Valuation--Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings, and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage- backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   B. Federal Taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   C. Trust Shares--The Trust records sales and repurchases of trust shares on trade date. Shares are sold and

PIONEER SHORT-TERM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS
November 30, 1995 (continued)

redeemed on a continuous basis at net asset value per share. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $24,451 in underwriting commissions on the sale of trust shares during the year ended November 30, 1995. The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends paid by the Trust, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.

   D. Class Allocations--Distribution expenses are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Trust, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
(PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   E. Repurchase Agreements--The Trust may enter into repurchase agreements. At the time the Trust enters into a repurchase agreement, the value of the underlying security (collateral), including accrued interest, will be equal to or exceed the value of the repurchase agreement, and in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of the Trust's custodian, or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited. At November 30, 1995, the Trust had no outstanding repurchase agreements.

2. Pioneering Management Corporation (PMC), the Trust's investment adviser, manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million. PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. Included in due to affiliates is $2,960 in accounting fees payable to PMC at November 30, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the

PIONEER SHORT-TERM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS
November 30, 1995 (continued)

Trust at negotiated rates. Included in due to affiliates is $9,931 in transfer agent fees payable to PSC at November 30, 1995.

4. The Trust adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Trust may also compensate PFD for additional services in an amount up to 0.25% of the Trust's average daily net assets attributable to Class B shares. Included in due to affiliates is $24,124 in distribution fees payable to PFD at November 30, 1995.

In addition, Class B shares that are redeemed within three years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 2.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1995, CDSC in the amount of $11,523 was paid to PFD.

5. The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended November 30, 1995, the Trust's expenses were reduced by $9,059 under such arrangements.

PIONEER SHORT-TERM INCOME TRUST

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER SHORT-TERM INCOME
TRUST:

   We have audited the accompanying balance sheet of Pioneer Short-Term Income Trust, including the schedule of investments, as of November 30, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short-Term Income Trust as of November 30, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 29, 1995

PIONEER SHORT-TERM INCOME TRUST

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP
OF TRUSTEES AND OFFICERS (UNAUDITED)

   The aggregate direct remuneration paid by the Trust to nonaffiliated trustees and officers during the year ended November 30, 1995 was approximately $5,400, plus expenses incurred in attending trustees meetings of approximately $3,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Trust ($1,000 in 1995) are reimbursed to the Trust by Pioneering Management Corporation in accordance with the management agreement with the Trust. At November 30, 1995, the trustees and officers of the Trust owned beneficially 56,339 Class A shares of the Trust (approximately 0.4% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Trust, owned approximately 15% of the outstanding shares of capital stock at November 30, 1995.

PIONEER SHORT-TERM INCOME TRUST

TAX TREATMENT OF DISTRIBUTIONS
Made During the Year Ended November 30, 1995

During the year ended November 30, 1995, Pioneer Short-Term Income Trust paid the following distributions:

                Distributions Per Share
                         From
                 Net Investment Income
                -----------------------
Payment Date     Class A     Class B
--------------   ---------------------
12/31/94         $0.0220     $0.0190
01/31/95          0.0220      0.0190
02/28/95          0.0220      0.0190
03/31/95          0.0220      0.0190
04/30/95          0.0230      0.0190
05/31/95          0.0230      0.0190
06/30/95          0.0220      0.0190
07/31/95          0.0230      0.0200
08/31/95          0.0220      0.0190
09/30/95          0.0205      0.0180
10/31/95          0.0205      0.0180
11/30/95          0.0190      0.0180
                 ---------   ---------
                 $0.2610     $0.2260
                 =========   =========

For purposes of the dividend exclusion, none of the distributions per share qualify for the exclusion.

                        PIONEER SHORT-TERM INCOME TRUST
                               60 State Street
                         Boston, Massachusetts 02109

OFFICERS

JOHN F. COGAN, JR.
Chairman and President

DAVID D. TRIPPLE
Executive Vice President

RICHARD A. SCHLANGER
Vice President

WILLIAM H. KEOUGH
Treasurer

JOSEPH P. BARRI
Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT
CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS
DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS
HARRIMAN & CO.

INDEPENDENT PUBLIC
ACCOUNTANTS
ARTHUR ANDERSEN LLP

TRUSTEES

JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B.W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER
SERVICES AND
TRANSFER AGENT
PIONEERING SERVICES
CORPORATION
60 State Street
Boston, Massachusetts
02109

Please call Pioneer for information on:
Existing accounts, new accounts, prospectuses,
applications, and service forms  .............................. 1-800-225-6292
Fund yields and prices  ....................................... 1-800-225-4321
Toll-free fax  ................................................ 1-800-225-4240
Retirement plans  ............................................. 1-800-622-0176
Telecommunications Device for the
Deaf (TDD)  ................................................... 1-800-225-1997

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies and other information concerning the Fund.

0196-2980
(c)Pioneer Funds Distributor, Inc.

                                                                [Pioneer logo]
Pioneer
Short-Term
Income
Trust

ANNUAL REPORT
NOVEMBER 30, 1995